Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement (this “2nd Amendment”) is entered into as of July 25, 2012 by and among: SENTIO LEAH BAY PORTFOLIO, LLC, a Delaware limited liability company, or its successors or assigns (“Buyer”); URBANA CARE GROUP, LLC, an Illinois company, SPRINGFIELD CARE GROUP, LLC, an Illinois limited liability company; NORMAL CARE GROUP, LLC, an Illinois limited liability company and BRYAN CARE GROUP, LP, a Texas limited partnership (each a “Current Owner”) and collectively (“Current Owners”), ERWIN FAMILY PROPERTIES I, L.L.C., a Washington limited liability company (“EFP” and together with each Current Owner, a “Seller” and collectively with all Current Owners, “Sellers”); and FIDELITY NATIONAL TITLE AGENCY, INC., a Texas corporation (“Escrow Agent”).

RECITALS

A. Sentio Leah Bay, LLC, a Delaware limited liability company (“Original Buyer”), Sellers and Escrow Agent entered into that certain Purchase and Sale Agreement May 7, 2012, and that certain First Amendment to Purchase and Sale Agreement dated June 21, 2012 (collectively, the “Agreement”) with respect to the purchase and sale of certain real property described in the Agreement.

B. Original Buyer subsequently assigned all Original Buyer’s right, title and interest in and to the Agreement to Buyer pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement dated June 28, 2012.

C. Buyer, Sellers and Escrow Agent desire to amend the Agreement as set forth in this 2nd Amendment.

AGREEMENT

For valuable consideration, the receipt and sufficiency of which are acknowledged, Buyer, Sellers and Escrow Agent agree as follows:

1. Definitions. Except as expressly set forth in this Agreement, all terms defined in the Agreement will have the same meaning in this 2nd Amendment.

2. Closing Date and Place. Section 9.1 of the Agreement shall be deleted in its entirety and replaced with the following:

Closing Date and Place. The Closing shall take place on the date which is five (5) business days following the satisfaction of all conditions to Closing contained in ARTICLE VII and ARTICLE VIII but in no event later than August 31, 2012, or at such earlier or later date and time as may be expressly agreed upon in writing by the Buyer and Seller (the “Initial Closing Date”). The Closing shall be accomplished by the Buyer and Seller depositing the Closing Documents into escrow with the Title Insurer and Buyer and Seller issuing their respective instructions to the Title Insurer without the need for attending in person unless the parties mutually agree otherwise.

3. Exhibit E. For avoidance of doubt, the provisions of this 2nd Amendment shall serve as an extension of the closing date contemplated by Article III, Section D of the Management Agreement attached as Exhibit E to the Agreement.

4. No Other Changes. Except as expressly set forth in this 2nd Amendment, the Agreement will remain unmodified and will otherwise continue in full force and effect as written. In the event of any conflict between the terms of this 2nd Amendment and the terms of the Agreement, the terms of this 2nd Amendment will control.

5. Counterparts. This 2nd Amendment may be executed in counterparts, all of which taken together will constitute one and the same instrument, and any party executing this 2nd Amendment may do so by signing any such counterpart.

(signature page to follow)

SELLERS URBANA CARE GROUP, LLC, an Illinois limited liability company

By:
Craig Spaulding, its manager

SPRINGFIELD CARE GROUP, LLC, an Illinois limited liability company

By:
Craig Spaulding, its manager

NORMAL CARE GROUP, LLC, an Illinois limited liability company

By:
Craig Spaulding, its manager

BRYAN CARE GROUP, LP, a Texas limited partnership

By:	BCG Texas Group, LLC, a Texas limited liability company, its general partner

By:
Craig Spaulding, its manager

ERWIN FAMILY PROPERTIES I, LLC, an Washington limited liability company

By:
Gerald L. Erwin, Manager

BUYER

SENTIO LEAH BAY PORTFOLIO, LLC, a Delaware limited liability company

By:
Name:
Title:

ESCROW AGENT

The undersigned Escrow Agent hereby accepts the foregoing 2nd Amendment.

FIDELITY NATIONAL TITLE AGENCY, INC.

By:
Name:
Title:

4